                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2000

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
         Series 1998-5, Series 1998-6, Series 1999-1, 1999-2 and 1999-3
         --------------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                  333-74303                 22-2382028
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                 802 Delaware Avenue, Wilmington, Delaware       19801
                 -----------------------------------------       ---------
                 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050

Item 5. Other Events:

      Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 22 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

      On January 18, 2000, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-2, 1997-3, 1997-4, 1997-5, 1998-2, 1998-3, 1998-5, 1998-6, 1999-1,
1999-2 and 1999-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

Item 7(c). Exhibits

           Exhibits          Description
           --------          -----------

           20.1              Monthly Reports with respect to the January 18,
                             2000 distribution

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 28, 2000

                                            The Chase Manhattan Bank,
                                            as Servicer


                                            By: /s/ Patrick Margey
                                            -----------------------------------
                                            Name: Patrick Margey
                                            Title: Vice President

                                          INDEX TO EXHIBITS

Exhibit No.                               Description
-----------                               -----------

20.1                                      Monthly  Reports  with  respect to the
                                          January  18, 2000 distribution

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                    Distribution Date: 1/18/2000

Section 5.2 - Supplement                                                          Class A            Class B        Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                        0.00             0.00             0.00

(ii)    Monthly Interest Distributed                                                 8,716,750.00       750,632.28     1,004,066.96
        Deficiency Amounts                                                                   0.00             0.00
        Additional Interest                                                                  0.00             0.00
        Accrued and Unpaid Interest                                                                                            0.00

(iii)   Collections of Principal Receivables                                       189,259,757.34    15,771,556.32    20,277,921.27

(iv)    Collections of Finance Charge Receivables                                   22,561,545.75     1,880,118.07     2,417,319.22

(v)     Aggregate Amount of Principal Receivables

                                                              Investor Interest  1,400,000,000.00   116,666,000.00   150,000,666.67
                                                              Adjusted Interest  1,400,000,000.00   116,666,000.00   150,000,666.67

                                                                     Series
        Floating Investor Percentage                                   8.77%               84.00%            7.00%            9.00%
        Fixed Investor Percentage                                      8.77%               84.00%            7.00%            9.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                              Total Receivables

(vii)   Investor Default Amount                                                      6,655,072.31       554,586.19       713,046.63

(viii)  Investor Charge-Offs                                                                 0.00             0.00             0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                           0.00             0.00             0.00

(x)     Servicing Fee                                                                1,166,666.67        97,221.67       125,000.56

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                         0.00             0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                             1,400,000,000.00   116,666,000.00   150,000,666.67

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                             21,394,879.08     1,782,896.40     2,292,318.66

(xxii)  Certificate Rate                                                                 6.59250%         6.81250%         7.08750%

Section 5.2 - Supplement                                                                           Total
-------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                                         0.00

(ii)    Monthly Interest Distributed                                                                 10,471,449.25
        Deficiency Amounts                                                                                    0.00
        Additional Interest                                                                                   0.00
        Accrued and Unpaid Interest                                                                           0.00

(iii)   Collections of Principal Receivables                                                        225,309,234.93

(iv)    Collections of Finance Charge Receivables                                                    26,858,983.04

(v)     Aggregate Amount of Principal Receivables                                                18,996,941,978.59

                                                              Investor Interest                   1,666,666,666.67
                                                              Adjusted Interest                   1,666,666,666.67

                                                                     Series
        Floating Investor Percentage                                   8.77%                               100.00%
        Fixed Investor Percentage                                      8.77%                               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                  95.88%
                   30 to 59 days                                                                             1.26%
                   60 to 89 days                                                                             0.92%
                   90 or more days                                                                           1.94%
                                                                                          -------------------------
                                                              Total Receivables                            100.00%

(vii)   Investor Default Amount                                                                       7,922,705.13

(viii)  Investor Charge-Offs                                                                                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions

(x)     Servicing Fee                                                                                 1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                      13.63%

(xii)   Reallocated Monthly Principal                                                                         0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                              1,666,666,666.67

(xiv)   LIBOR                                                                                             6.46250%

(xv)    Principal Funding Account Balance                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                0.00

(xxi)   Available Funds                                                                              25,470,094.15

(xxii)  Certificate Rate
--------------------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1
                                                    Distribution Date: 1/18/2000

Section 5.2 - Supplement                                                        Class A            Class B         Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                     0.00              0.00              0.00

(ii)     Monthly Interest Distributed                                              7,116,743.06        611,161.65        827,677.09
         Deficiency Amounts                                                                0.00              0.00
         Additional Interest                                                               0.00              0.00
         Accrued and Unpaid Interest                                                                                           0.00

(iii)    Collections of Principal Receivables                                    155,463,372.10     12,955,235.95     16,656,834.92

(iv)     Collections of Finance Charge Receivables                                18,532,698.30      1,544,386.15      1,985,651.62

(v)      Aggregate Amount of Principal Receivables

                                                            Investor Interest  1,150,000,000.00     95,833,000.00    123,214,619.00
                                                            Adjusted Interest  1,150,000,000.00     95,833,000.00    123,214,619.00

                                                                Series
         Floating Investor Percentage                             7.21%                  84.00%             7.00%             9.00%
         Fixed Investor Percentage                                7.21%                  84.00%             7.00%             9.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                            Total Receivables

(vii)    Investor Default Amount                                                   5,466,666.54        455,553.96        585,715.86

(viii)   Investor Charge-Offs                                                              0.00              0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                        0.00              0.00              0.00

(x)      Servicing Fee                                                               958,333.33         79,860.83        102,678.85

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                       0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                          1,150,000,000.00     95,833,000.00    123,214,619.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                          17,574,364.96      1,464,525.32      1,882,972.77

(xxii)   Certificate Rate                                                              6.55250%          6.75250%          7.11250%


Section 5.2 - Supplement                                                                       Total
---------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                                    0.00

(ii)     Monthly Interest Distributed                                                             8,555,581.79
         Deficiency Amounts                                                                               0.00
         Additional Interest                                                                              0.00
         Accrued and Unpaid Interest                                                                      0.00

(iii)    Collections of Principal Receivables                                                   185,075,442.98

(iv)     Collections of Finance Charge Receivables                                               22,062,736.06

(v)      Aggregate Amount of Principal Receivables                                           18,996,941,978.59

                                                            Investor Interest                 1,369,047,619.00
                                                            Adjusted Interest                 1,369,047,619.00

                                                                Series
         Floating Investor Percentage                             7.21%                                100.00%
         Fixed Investor Percentage                                7.21%                                100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                              95.88%
                   30 to 59 days                                                                         1.26%
                   60 to 89 days                                                                         0.92%
                   90 or more days                                                                       1.94%
                                                                                     --------------------------
                                                            Total Receivables                          100.00%

(vii)    Investor Default Amount                                                                  6,507,936.36

(viii)   Investor Charge-Offs                                                                             0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                            1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                 13.63%

(xii)    Reallocated Monthly Principal                                                                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                         1,369,047,619.00

(xiv)    LIBOR                                                                                        6.46250%

(xv)     Principal Funding Account Balance                                                                0.00

(xvii)   Accumulation Shortfall                                                                           0.00

(xviii)  Principal Funding Investment Proceeds                                                            0.00

(xx)     Principal Investment Funding Shortfall                                                           0.00

(xxi)    Available Funds                                                                         20,921,863.05

(xxii)   Certificate Rate
----------------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                  Distribuiton Date:  01/18/2000
                                                        Period Type:   Revolving

Section 5.2 - Supplement                                                              Class A        Class B          Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                                                      0.00            0.00              0.00

(ii)      Monthly Interest Distributed                                               7,875,000.00      458,095.13        777,357.38
          Deficiency Amounts                                                                 0.00            0.00
          Additional Interest                                                                0.00            0.00
          Accrued and Unpaid Interest                                                                                          0.00

(iii)     Collections of Principal Receivables                                     202,778,311.44   11,521,458.10     16,130,129.89

(iv)      Collections of Finance Charge Receivables                                 24,173,084.73    1,373,466.33      1,922,863.42

(v)       Aggregate Amount of Principal Receivables

                                                              Investor Interest  1,500,000,000.00   85,227,000.00    119,318,455.00
                                                              Adjusted Interest  1,500,000,000.00   85,227,000.00    119,318,455.00

                                                                       Series
          Floating Investor Percentage                                    8.97%            88.00%           5.00%             7.00%
          Fixed Investor Percentage                                       8.97%            88.00%           5.00%             7.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                        Current
                        30 to 59 days
                        60 to 89 days
                        90 or more days

                                                             Total Receivables

(vii)     Investor Default Amount                                                    7,130,434.62      405,137.03        567,194.96

(viii)    Investor Charge-Offs                                                               0.00            0.00              0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                                         0.00            0.00              0.00

(x)       Servicing Fee                                                              1,250,000.00       71,022.50         99,432.05

(xi)      Portfolio Yield (Net of Defaulted Receivables)

(xii)     Reallocated Monthly Principal                                                                      0.00              0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                           1,500,000,000.00   85,227,000.00    119,318,455.00

(xiv)     LIBOR

(xv)      Principal Funding Account Balance

(xvii)    Accumulation Shortfall

(xviii)   Principal Funding Investment Proceeds

(xx)      Principal Investment Funding Shortfall

(xxi)     Available Funds                                                           22,923,084.73    1,302,443.83      1,823,431.37

(xxii)    Certificate Rate                                                               6.30000%        6.45000%          6.96250%

Section 5.2 - Supplement                                                                                   Total
------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                                                                            0.00

(ii)      Monthly Interest Distributed                                                                     9,110,452.51
          Deficiency Amounts                                                                                       0.00
          Additional Interest                                                                                      0.00
          Accrued and Unpaid Interest                                                                              0.00

(iii)     Collections of Principal Receivables                                                           230,429,899.43

(iv)      Collections of Finance Charge Receivables                                                       27,469,414.48

(v)       Aggregate Amount of Principal Receivables                                                   18,996,941,978.59

                                                              Investor Interest                        1,704,545,455.00
                                                              Adjusted Interest                        1,704,545,455.00

                                                                       Series
          Floating Investor Percentage                                    8.97%                                 100.00%
          Fixed Investor Percentage                                       8.97%                                 100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                  95.88%
                        30 to 59 days                                                                             1.26%
                        60 to 89 days                                                                             0.92%
                        90 or more days                                                                           1.94%
                                                                                        --------------------------------
                                                             Total Receivables                                  100.00%

(vii)     Investor Default Amount                                                                          8,102,766.62

(viii)    Investor Charge-Offs                                                                                     0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions

(x)       Servicing Fee                                                                                    1,420,454.55

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                         13.63%

(xii)     Reallocated Monthly Principal                                                                            0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                                                 1,704,545,455.00

(xiv)     LIBOR                                                                                                6.46250%

(xv)      Principal Funding Account Balance                                                                        0.00

(xvii)    Accumulation Shortfall                                                                                   0.00

(xviii)   Principal Funding Investment Proceeds                                                                    0.00

(xx)      Principal Investment Funding Shortfall                                                                   0.00

(xxi)     Available Funds                                                                                 26,048,959.93

(xxii)    Certificate Rate
-------------------------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                Distribution Date:    01/18/2000
                                                      Period Type:  Amortization

Section 5.2 - Supplement                                                    Class A               Class B            Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                 0.00                  0.00               0.00

(ii)    Monthly Interest Distributed                                                  0.00            134,040.10         127,013.75
        Deficiency Amounts                                                            0.00                  0.00
        Additional Interest                                                           0.00                  0.00
        Accrued and Unpaid Interest                                                                                            0.00

(iii)   Collections of Principal Receivables                                 33,796,385.24          2,816,320.37       3,621,086.39

(iv)    Collections of Finance Charge Receivables                             2,702,550.87            335,731.92         300,489.51

(v)     Aggregate Amount of Principal Receivables

                                                         Investor Interest  167,700,000.00         20,833,000.00      18,646,120.88
                                                         Adjusted Interest  167,700,000.00         20,833,000.00      18,646,120.88

                                                             Series
        Floating Investor Percentage                            1.09%               80.94%                10.06%              9.00%
        Fixed Investor Percentage                               1.57%               84.00%                 7.00%              9.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current
                  30 to 59 days
                  60 to 89 days
                  90 or more days

                                                         Total Receivables

(vii)   Investor Default Amount                                                 797,182.59             99,032.23          88,636.63

(viii)  Investor Charge-Offs                                                          0.00                  0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                    0.00                  0.00               0.00

(x)     Servicing Fee                                                           139,750.00             17,360.83          15,538.43

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                       0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                        167,700,000.00         20,833,000.00      18,646,120.88

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvi)   Interest Funding Account Balance                                                 -

(xvi)   Accumulation Shortfall

(xvii)  Principal Funding Investment Proceeds

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds

(xix)   Available Funds                                                       2,562,940.18            318,371.08         284,951.07

(xx)    Certificate Rate                                                          6.77700%              6.81250%           7.21250%

Section 5.2 - Supplement                                                                   Total
----------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                                0.00

(ii)    Monthly Interest Distributed                                                           261,053.85
        Deficiency Amounts                                                                           0.00
        Additional Interest                                                                          0.00
        Accrued and Unpaid Interest                                                                  0.00

(iii)   Collections of Principal Receivables                                                40,233,792.00

(iv)    Collections of Finance Charge Receivables                                            3,338,772.30

(v)     Aggregate Amount of Principal Receivables                                       18,996,941,978.59

                                                         Investor Interest                 207,179,120.88
                                                         Adjusted Interest                 207,179,120.88

                                                              Series
        Floating Investor Percentage                            1.09%                             100.00%
        Fixed Investor Percentage                               1.57%                             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                          95.88%
                  30 to 59 days                                                                     1.26%
                  60 to 89 days                                                                     0.92%
                  90 or more days                                                                   1.94%
                                                                                  ------------------------
                                                         Total Receivables                        100.00%

(vii)   Investor Default Amount                                                                984,851.45

(viii)  Investor Charge-Offs                                                                         0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions

(x)     Servicing Fee                                                                          172,649.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                             13.63%

(xii)   Reallocated Monthly Principal                                                                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                       207,179,120.88

(xiv)   LIBOR                                                                                    6.46250%

(xv)    Principal Funding Account Balance                                                            0.00

(xvi)   Interest Funding Account Balance                                                                -

(xvi)   Accumulation Shortfall                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                        0.00

(xviii) Principal Investment Funding Shortfall                                                       0.00

(xix)   Interest Funding Account Investment Proceeds                                               139.31

(xix)   Available Funds                                                                      3,166,262.34

(xx)    Certificate Rate
-----------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                    Class A              Class B           Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                0.00                0.00                0.00

(ii)     Monthly Interest Distributed                                         3,752,750.00          322,173.61          425,000.00
         Deficiency Amounts                                                           0.00                0.00
         Additional Interest                                                          0.00                0.00
         Accrued and Unpaid Interest                                                                                          0.00

(iii)    Collections of Principal Receivables                                81,111,324.58        6,759,277.05        8,690,499.16

(iv)     Collections of Finance Charge Receivables                            9,669,233.89          805,769.49        1,035,989.36

(v)      Aggregate Amount of Principal Receivables

                                                        Investor Interest   600,000,000.00       50,000,000.00       64,285,715.00
                                                        Adjusted Interest   600,000,000.00       50,000,000.00       64,285,715.00

                                                                Series
         Floating Investor Percentage                              3.76%            84.00%               7.00%               9.00%
         Fixed Investor Percentage                                 3.76%            84.00%               7.00%               9.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                        Total Receivables

(vii)    Investor Default Amount                                              2,852,173.85          237,681.15          305,590.06

(viii)   Investor Charge-Offs                                                         0.00                0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                   0.00                0.00                0.00

(x)      Servicing Fee                                                          500,000.00           41,666.67           53,571.43

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                    0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                       600,000,000.00       50,000,000.00       64,285,715.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                      9,169,233.89          764,102.82          982,417.93

(xxii)   Certificate Rate                                                         6.62250%            6.82250%            7.06250%

Section 5.2 - Supplement                                                                Total
--------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                             0.00

(ii)     Monthly Interest Distributed                                                      4,499,923.62
         Deficiency Amounts                                                                        0.00
         Additional Interest                                                                       0.00
         Accrued and Unpaid Interest                                                               0.00

(iii)    Collections of Principal Receivables                                             96,561,100.78

(iv)     Collections of Finance Charge Receivables                                        11,510,992.74

(v)      Aggregate Amount of Principal Receivables                                    18,996,941,978.59

                                                        Investor Interest                714,285,715.00
                                                        Adjusted Interest                714,285,715.00

                                                                 Series
         Floating Investor Percentage                              3.76%                        100.00%
         Fixed Investor Percentage                                 3.76%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                       95.88%
                   30 to 59 days                                                                  1.26%
                   60 to 89 days                                                                  0.92%
                   90 or more days                                                                1.94%
                                                                              --------------------------
                                                        Total Receivables                       100.00%

(vii)    Investor Default Amount                                                           3,395,445.06

(viii)   Investor Charge-Offs                                                                      0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                       595,238.10

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                          13.63%

(xii)    Reallocated Monthly Principal                                                             0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                    714,285,715.00

(xiv)    LIBOR                                                                                 6.46250%

(xv)     Principal Funding Account Balance                                                         0.00

(xvii)   Accumulation Shortfall                                                                    0.00

(xviii)  Principal Funding Investment Proceeds                                                     0.00

(xx)     Principal Investment Funding Shortfall                                                    0.00

(xxi)    Available Funds                                                                  10,915,754.65

(xxii)   Certificate Rate
---------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                          Class A           Class B          Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                      0.00              0.00             0.00

(ii)     Monthly Interest Distributed                                               2,580,833.33        151,230.58       267,168.39
         Deficiency Amounts                                                                 0.00              0.00
         Additional Interest                                                                0.00              0.00             0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                      67,592,770.48      3,840,486.03     5,376,710.05

(iv)     Collections of Finance Charge Receivables                                  8,057,694.91        457,822.11       640,954.48

(v)      Aggregate Amount of Principal Receivables

                                                           Investor Interest      500,000,000.00     28,409,000.00    39,772,819.00
                                                           Adjusted Interest      500,000,000.00     28,409,000.00    39,772,819.00

                                                                  Series
         Floating Investor Percentage                                2.99%                88.00%             5.00%            7.00%
         Fixed Investor Percentage                                   2.99%                88.00%             5.00%            7.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                           Total Receivables

(vii)    Investor Default Amount                                                    2,376,811.54        135,045.68       189,064.99

(viii)   Investor Charge-Offs                                                               0.00              0.00             0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                         0.00              0.00             0.00

(x)      Servicing Fee                                                                416,666.67         23,674.17        33,144.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                        0.00             0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                             500,000,000.00     28,409,000.00    39,772,819.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                            7,641,028.24        434,147.94       607,810.47

(xxii)   Certificate Rate                                                               6.19400%          6.38800%         7.11250%

Section 5.2 - Supplement                                                                     Total
-------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                                  0.00

(ii)     Monthly Interest Distributed                                                           2,999,232.30
         Deficiency Amounts                                                                             0.00
         Additional Interest                                                                            0.00
         Accrued and Unpaid Interest                                                                    0.00

(iii)    Collections of Principal Receivables                                                  76,809,966.57

(iv)     Collections of Finance Charge Receivables                                              9,156,471.50

(v)      Aggregate Amount of Principal Receivables                                         18,996,941,978.59

                                                           Investor Interest                  568,181,819.00
                                                           Adjusted Interest                  568,181,819.00

                                                                  Series
         Floating Investor Percentage                                2.99%                           100.00%
         Fixed Investor Percentage                                   2.99%                           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                            95.88%
                   30 to 59 days                                                                       1.26%
                   60 to 89 days                                                                       0.92%
                   90 or more days                                                                     1.94%
                                                                                   --------------------------
                                                           Total Receivables                         100.00%

(vii)    Investor Default Amount                                                                2,700,922.21

(viii)   Investor Charge-Offs                                                                           0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                            473,484.85

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                               13.63%

(xii)    Reallocated Monthly Principal                                                                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                         568,181,819.00

(xiv)    LIBOR                                                                                      6.46250%

(xv)     Principal Funding Account Balance                                                              0.00

(xvii)   Accumulation Shortfall                                                                         0.00

(xviii)  Principal Funding Investment Proceeds                                                          0.00

(xx)     Principal Investment Funding Shortfall                                                         0.00

(xxi)    Available Funds                                                                        8,682,986.65

(xxii)   Certificate Rate
--------------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                 Distribution Date:  01/18/2000
                                                       Period Type: Amortization

Section 5.2 - Supplement                                                    Class A               Class B            Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                 0.00                  0.00               0.00

(ii)    Monthly Interest Distributed                                                  0.00            422,634.66         561,611.51
        Deficiency Amounts                                                            0.00                  0.00
        Additional Interest                                                           0.00                  0.00
        Accrued and Unpaid Interest                                                                                            0.00

(iii)   Collections of Principal Receivables                                108,148,432.77          9,012,279.27      11,587,422.29

(iv)    Collections of Finance Charge Receivables                            12,892,311.86          1,074,348.58       1,381,329.88

(v)     Aggregate Amount of Principal Receivables

                                                         Investor Interest  800,000,000.00         66,666,000.00      85,714,953.00
                                                         Adjusted Interest  800,000,000.00         66,666,000.00      85,714,953.00

                                                              Series
        Floating Investor Percentage                            5.01%               84.00%                 7.00%              9.00%
        Fixed Investor Percentage                               5.01%               84.00%                 7.00%              9.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current
                  30 to 59 days
                  60 to 89 days
                  90 or more days

                                                         Total Receivables

(vii)   Investor Default Amount                                               3,802,898.46            316,905.04         407,456.58

(viii)  Investor Charge-Offs                                                          0.00                  0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                    0.00                  0.00               0.00

(x)     Servicing Fee                                                           666,666.67             55,555.00          71,429.13

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                       0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                        800,000,000.00         66,666,000.00      85,714,953.00

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvi)   Interest Funding Account Balance                                      3,850,220.00

(xvi)   Accumulation Shortfall

(xvii)  Principal Funding Investment Proceeds

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds

(xix)   Available Funds                                                      12,243,082.75          1,018,793.58       1,309,900.75

(xx)    Certificate Rate                                                          5.58588%              6.71250%           6.93750%

Section 5.2 - Supplement                                                                   Total
----------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                                0.00

(ii)    Monthly Interest Distributed                                                           984,246.18
        Deficiency Amounts                                                                           0.00
        Additional Interest                                                                          0.00
        Accrued and Unpaid Interest                                                                  0.00

(iii)   Collections of Principal Receivables                                               128,748,134.33

(iv)    Collections of Finance Charge Receivables                                           15,347,990.32

(v)     Aggregate Amount of Principal Receivables                                       18,996,941,978.59

                                                         Investor Interest                 952,380,953.00
                                                         Adjusted Interest                 952,380,953.00

                                                              Series
        Floating Investor Percentage                            5.01%                             100.00%
        Fixed Investor Percentage                               5.01%                             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                          95.88%
                  30 to 59 days                                                                     1.26%
                  60 to 89 days                                                                     0.92%
                  90 or more days                                                                   1.94%
                                                                                  ------------------------
                                                         Total Receivables                        100.00%

(vii)   Investor Default Amount                                                              4,527,260.08

(viii)  Investor Charge-Offs                                                                         0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions

(x)     Servicing Fee                                                                          793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                             13.66%

(xii)   Reallocated Monthly Principal                                                                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                       952,380,953.00

(xiv)   LIBOR                                                                                    6.46250%

(xv)    Principal Funding Account Balance                                                            0.00

(xvi)   Interest Funding Account Balance                                                     3,850,220.00

(xvi)   Accumulation Shortfall                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                        0.00

(xviii) Principal Investment Funding Shortfall                                                       0.00

(xix)   Interest Funding Account Investment Proceeds                                            17,437.56

(xix)   Available Funds                                                                     14,571,777.08

(xx)    Certificate Rate
-----------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                          Class A              Class B          Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                   0.00                 0.00             0.00

(ii)     Monthly Interest Distributed                                            3,000,000.00           174,711.25       317,468.23
         Deficiency Amounts                                                              0.00                 0.00
         Additional Interest                                                             0.00                 0.00             0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                   81,111,324.58         4,608,475.09     6,452,160.10

(iv)     Collections of Finance Charge Receivables                               9,669,233.89           549,373.64       769,158.26

(v)      Aggregate Amount of Principal Receivables

                                                           Investor Interest   600,000,000.00        34,090,000.00    47,728,182.00
                                                           Adjusted Interest   600,000,000.00        34,090,000.00    47,728,182.00

                                                                  Series
         Floating Investor Percentage                                3.59%             88.00%                5.00%            7.00%
         Fixed Investor Percentage                                   3.59%             88.00%                5.00%            7.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                           Total Receivables

(vii)    Investor Default Amount                                                 2,852,173.85           162,051.01       226,881.79

(viii)   Investor Charge-Offs                                                            0.00                 0.00             0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                      0.00                 0.00             0.00

(x)      Servicing Fee                                                             500,000.00            28,408.33        39,773.49

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                        0.00             0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                          600,000,000.00        34,090,000.00    47,728,182.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                         9,169,233.89           520,965.31       729,384.77

(xxii)   Certificate Rate                                                            6.00000%             6.15000%         7.11250%

Section 5.2 - Supplement                                                                       Total
------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                                 0.00

(ii)     Monthly Interest Distributed                                                          3,492,179.48
         Deficiency Amounts                                                                            0.00
         Additional Interest                                                                           0.00
         Accrued and Unpaid Interest                                                                   0.00

(iii)    Collections of Principal Receivables                                                 92,171,959.77

(iv)     Collections of Finance Charge Receivables                                            10,987,765.79

(v)      Aggregate Amount of Principal Receivables                                        18,996,941,978.59

                                                           Investor Interest                 681,818,182.00
                                                           Adjusted Interest                 681,818,182.00

                                                                  Series
         Floating Investor Percentage                                3.59%                          100.00%
         Fixed Investor Percentage                                   3.59%                          100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                           95.88%
                   30 to 59 days                                                                      1.26%
                   60 to 89 days                                                                      0.92%
                   90 or more days                                                                    1.94%
                                                                                  --------------------------
                                                           Total Receivables                        100.00%

(vii)    Investor Default Amount                                                               3,241,106.65

(viii)   Investor Charge-Offs                                                                          0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                           568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                              13.63%

(xii)    Reallocated Monthly Principal                                                                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                        681,818,182.00

(xiv)    LIBOR                                                                                     6.46250%

(xv)     Principal Funding Account Balance                                                             0.00

(xvii)   Accumulation Shortfall                                                                        0.00

(xviii)  Principal Funding Investment Proceeds                                                         0.00

(xx)     Principal Investment Funding Shortfall                                                        0.00

(xxi)    Available Funds                                                                      10,419,583.97

(xxii)   Certificate Rate
-------------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                    Class A              Class B           Collateral
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                0.00                0.00                0.00

(ii)     Monthly Interest Distributed                                         4,065,479.17          349,017.12          476,316.61
         Deficiency Amounts                                                           0.00                0.00
         Additional Interest                                                          0.00                0.00
         Accrued and Unpaid Interest                                                                                          0.00

(iii)    Collections of Principal Receivables                                87,870,601.62        7,322,460.01        9,414,797.47

(iv)     Collections of Finance Charge Receivables                           10,475,003.38          872,906.21        1,122,332.54

(v)      Aggregate Amount of Principal Receivables

                                                        Investor Interest   650,000,000.00       54,166,000.00       69,643,524.00
                                                        Adjusted Interest   650,000,000.00       54,166,000.00       69,643,524.00

                                                                Series
         Floating Investor Percentage                              4.07%            84.00%               7.00%               9.00%
         Fixed Investor Percentage                                 4.07%            84.00%               7.00%               9.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                        Total Receivables

(vii)    Investor Default Amount                                              3,089,855.00          257,484.75          331,059.06

(viii)   Investor Charge-Offs                                                         0.00                0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                   0.00                0.00                0.00

(x)      Servicing Fee                                                          541,666.67           45,138.33           58,036.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                    0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                       650,000,000.00       54,166,000.00       69,643,524.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                      9,933,336.72          827,767.87        1,064,296.27

(xxii)   Certificate Rate                                                         6.62250%            6.82250%            7.31250%

Section 5.2 - Supplement                                                                 Total
---------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                              0.00

(ii)     Monthly Interest Distributed                                                       4,890,812.89
         Deficiency Amounts                                                                         0.00
         Additional Interest                                                                        0.00
         Accrued and Unpaid Interest                                                                0.00

(iii)    Collections of Principal Receivables                                             104,607,859.10

(iv)     Collections of Finance Charge Receivables                                         12,470,242.13

(v)      Aggregate Amount of Principal Receivables                                     18,996,941,978.59

                                                        Investor Interest                 773,809,524.00
                                                        Adjusted Interest                 773,809,524.00

                                                                Series
         Floating Investor Percentage                              4.07%                         100.00%
         Fixed Investor Percentage                                 4.07%                         100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                        95.88%
                   30 to 59 days                                                                   1.26%
                   60 to 89 days                                                                   0.92%
                   90 or more days                                                                 1.94%
                                                                               --------------------------
                                                        Total Receivables                        100.00%

(vii)    Investor Default Amount                                                            3,678,398.81

(viii)   Investor Charge-Offs                                                                       0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                        644,841.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                           13.63%

(xii)    Reallocated Monthly Principal                                                              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                     773,809,524.00

(xiv)    LIBOR                                                                                  6.46250%

(xv)     Principal Funding Account Balance                                                          0.00

(xvii)   Accumulation Shortfall                                                                     0.00

(xviii)  Principal Funding Investment Proceeds                                                      0.00

(xx)     Principal Investment Funding Shortfall                                                     0.00

(xxi)    Available Funds                                                                   11,825,400.86

(xxii)   Certificate Rate
----------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                    Class A              Class B           Collateral
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                0.00                0.00                0.00

(ii)     Monthly Interest Distributed                                         4,126,868.06          356,690.63          502,841.48
         Deficiency Amounts                                                           0.00                0.00
         Additional Interest                                                          0.00                0.00
         Accrued and Unpaid Interest                                                                                          0.00

(iii)    Collections of Principal Receivables                                87,870,601.62        7,322,460.01        9,414,797.47

(iv)     Collections of Finance Charge Receivables                           10,475,003.38          872,906.21        1,122,332.54

(v)      Aggregate Amount of Principal Receivables

                                                        Investor Interest   650,000,000.00       54,166,000.00       69,643,524.00
                                                        Adjusted Interest   650,000,000.00       54,166,000.00       69,643,524.00

                                                                Series
         Floating Investor Percentage                              4.07%            84.00%               7.00%               9.00%
         Fixed Investor Percentage                                 4.07%            84.00%               7.00%               9.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                        Total Receivables

(vii)    Investor Default Amount                                              3,089,855.00          257,484.75          331,059.06

(viii)   Investor Charge-Offs                                                         0.00                0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                   0.00                0.00                0.00

(x)      Servicing Fee                                                          541,666.67           45,138.33           58,036.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                    0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                       650,000,000.00       54,166,000.00       69,643,524.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                      9,933,336.72          827,767.87        1,064,296.27

(xxii)   Certificate Rate                                                         6.72250%            6.97250%            7.74077%

Section 5.2 - Supplement                                                                 Total
---------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                              0.00

(ii)     Monthly Interest Distributed                                                       4,986,400.17
         Deficiency Amounts                                                                         0.00
         Additional Interest                                                                        0.00
         Accrued and Unpaid Interest                                                                0.00

(iii)    Collections of Principal Receivables                                             104,607,859.10

(iv)     Collections of Finance Charge Receivables                                         12,470,242.13

(v)      Aggregate Amount of Principal Receivables                                     18,996,941,978.59

                                                        Investor Interest                 773,809,524.00
                                                        Adjusted Interest                 773,809,524.00

                                                                Series
         Floating Investor Percentage                              4.07%                         100.00%
         Fixed Investor Percentage                                 4.07%                         100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                        95.88%
                   30 to 59 days                                                                   1.26%
                   60 to 89 days                                                                   0.92%
                   90 or more days                                                                 1.94%
                                                                               --------------------------
                                                        Total Receivables                        100.00%

(vii)    Investor Default Amount                                                            3,678,398.81

(viii)   Investor Charge-Offs                                                                       0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                        644,841.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                           13.63%

(xii)    Reallocated Monthly Principal                                                              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                     773,809,524.00

(xiv)    LIBOR                                                                                  6.46250%

(xv)     Principal Funding Account Balance                                                          0.00

(xvii)   Accumulation Shortfall                                                                     0.00

(xviii)  Principal Funding Investment Proceeds                                                      0.00

(xx)     Principal Investment Funding Shortfall                                                     0.00

(xxi)    Available Funds                                                                   11,825,400.86

(xxii)   Certificate Rate
----------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                     Class A              Class B           Collateral
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                 0.00                0.00                0.00

(ii)     Monthly Interest Distributed                                          4,690,937.50          404,487.85          573,939.73
         Deficiency Amounts                                                            0.00                0.00
         Additional Interest                                                           0.00                0.00
         Accrued and Unpaid Interest                                                                                           0.00

(iii)    Collections of Principal Receivables                                101,389,155.72        8,449,096.31       10,863,123.85

(iv)     Collections of Finance Charge Receivables                            12,086,542.37        1,007,211.86        1,294,986.68

(v)      Aggregate Amount of Principal Receivables

                                                        Investor Interest    750,000,000.00       62,500,000.00       80,357,143.00
                                                        Adjusted Interest    750,000,000.00       62,500,000.00       80,357,143.00

                                                                Series
         Floating Investor Percentage                              4.70%             84.00%               7.00%               9.00%
         Fixed Investor Percentage                                 4.70%             84.00%               7.00%               9.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                        Total Receivables

(vii)    Investor Default Amount                                               3,565,217.31          297,101.44          381,987.57

(viii)   Investor Charge-Offs                                                          0.00                0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                    0.00                0.00                0.00

(x)      Servicing Fee                                                           625,000.00           52,083.33           66,964.29

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                     0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                        750,000,000.00       62,500,000.00       80,357,143.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                      11,461,542.37          955,128.53        1,228,022.40

(xxii)   Certificate Rate                                                          6.62250%            6.85250%            7.66250%

Section 5.2 - Supplement                                                                  Total
----------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                               0.00

(ii)     Monthly Interest Distributed                                                        5,669,365.08
         Deficiency Amounts                                                                          0.00
         Additional Interest                                                                         0.00
         Accrued and Unpaid Interest                                                                 0.00

(iii)    Collections of Principal Receivables                                              120,701,375.88

(iv)     Collections of Finance Charge Receivables                                          14,388,740.91

(v)      Aggregate Amount of Principal Receivables                                      18,996,941,978.59

                                                        Investor Interest                  892,857,143.00
                                                        Adjusted Interest                  892,857,143.00

                                                                Series
         Floating Investor Percentage                              4.70%                          100.00%
         Fixed Investor Percentage                                 4.70%                          100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                         95.88%
                   30 to 59 days                                                                    1.26%
                   60 to 89 days                                                                    0.92%
                   90 or more days                                                                  1.94%
                                                                                --------------------------
                                                        Total Receivables                         100.00%

(vii)    Investor Default Amount                                                             4,244,306.32

(viii)   Investor Charge-Offs                                                                        0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                         744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                            13.63%

(xii)    Reallocated Monthly Principal                                                               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                      892,857,143.00

(xiv)    LIBOR                                                                                   6.46250%

(xv)     Principal Funding Account Balance                                                           0.00

(xvii)   Accumulation Shortfall                                                                      0.00

(xviii)  Principal Funding Investment Proceeds                                                       0.00

(xx)     Principal Investment Funding Shortfall                                                      0.00

(xxi)    Available Funds                                                                    13,644,693.30

(xxii)   Certificate Rate
-----------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                   Distribution Date: 01/18/2000
                                                         Period Type:  Revolving

Section 5.2 - Supplement                                                   Class A              Class B           Collateral
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                               0.00                0.00                0.00

(ii)     Monthly Interest Distributed                                        3,117,847.22          268,473.71          369,139.07
         Deficiency Amounts                                                          0.00                0.00
         Additional Interest                                                         0.00                0.00
         Accrued and Unpaid Interest                                                                                         0.00

(iii)    Collections of Principal Receivables                               67,592,770.48        5,632,640.75        7,242,172.78

(iv)     Collections of Finance Charge Receivables                           8,057,694.91          671,463.83          863,335.21

(v)      Aggregate Amount of Principal Receivables

                                                        Investor Interest  500,000,000.00       41,666,000.00       53,572,096.00
                                                        Adjusted Interest  500,000,000.00       41,666,000.00       53,572,096.00

                                                                Series
         Floating Investor Percentage                              3.13%           84.00%               7.00%               9.00%
         Fixed Investor Percentage                                 3.13%           84.00%               7.00%               9.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                        Total Receivables

(vii)    Investor Default Amount                                             2,376,811.54          198,064.46          254,661.55

(viii)   Investor Charge-Offs                                                        0.00                0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                  0.00                0.00                0.00

(x)      Servicing Fee                                                         416,666.67           34,721.67           44,643.41

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                   0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                      500,000,000.00       41,666,000.00       53,572,096.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                     7,641,028.24          636,742.17          818,691.80

(xxii)   Certificate Rate                                                        6.60250%            6.82250%            7.36250%

Section 5.2 - Supplement                                                                Total
--------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                             0.00

(ii)     Monthly Interest Distributed                                                      3,755,460.00
         Deficiency Amounts                                                                        0.00
         Additional Interest                                                                       0.00
         Accrued and Unpaid Interest                                                               0.00

(iii)    Collections of Principal Receivables                                             80,467,584.01

(iv)     Collections of Finance Charge Receivables                                         9,592,493.95

(v)      Aggregate Amount of Principal Receivables                                    18,996,941,978.59

                                                        Investor Interest                595,238,096.00
                                                        Adjusted Interest                595,238,096.00

                                                                Series
         Floating Investor Percentage                              3.13%                        100.00%
         Fixed Investor Percentage                                 3.13%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                   Current                                                                       95.88%
                   30 to 59 days                                                                  1.26%
                   60 to 89 days                                                                  0.92%
                   90 or more days                                                                1.94%
                                                                              --------------------------
                                                        Total Receivables                       100.00%

(vii)    Investor Default Amount                                                           2,829,537.55

(viii)   Investor Charge-Offs                                                                      0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions

(x)      Servicing Fee                                                                       496,031.75

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                          13.63%

(xii)    Reallocated Monthly Principal                                                             0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                    595,238,096.00

(xiv)    LIBOR                                                                                 6.46250%

(xv)     Principal Funding Account Balance                                                         0.00

(xvii)   Accumulation Shortfall                                                                    0.00

(xviii)  Principal Funding Investment Proceeds                                                     0.00

(xx)     Principal Investment Funding Shortfall                                                    0.00

(xxi)    Available Funds                                                                   9,096,462.21

(xxii)   Certificate Rate
---------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                  Distribution Date:  01/18/2000
                                                        Period Type:  Revolving

Section 5.2 - Supplement                                                                                             Total
--------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                                   0.00                               0.00

(ii)    Monthly Interest Distributed
        Class A Note Interest Requirement                                       4,717,500.00
        Class B Note Interest Requirement                                         279,708.54
        Net Class C Note Interest Requirement                                     404,346.16                       5,401,554.71

(iii)   Collections of Principal Receivables                                                                     130,577,065.87

(iv)    Collections of Finance Charge Receivables                                                                 15,566,016.18

(v)     Aggregate Amount of Principal Receivables                                                             18,996,941,978.59

                                     Investor Interest                                                           965,910,000.00
                                     Adjusted Interest                                                           965,910,000.00


        Floating Investor Percentage                                                                                      5.08%
        Fixed Investor Percentage                                                                                         5.08%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                               95.88%
                   30 to 59 days                                                                                          1.26%
                   60 to 89 days                                                                                          0.92%
                   90 or more days                                                                                        1.94%
                                                                                                      --------------------------
                                                       Total Receivables                                                100.00%

(vii)   Investor Default Amount                                                                                    4,591,572.07

(viii)  Investor Charge-Offs                                                                                               0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                    0.00

(x)     Servicing Fee                                                                                                804,925.00

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                   13.63%

(xii)   Reallocated Monthly Principal                                                                                      0.00

(xiii)  Accumulation Shortfall                                                                                             0.00

(xiv)   Principal Funding Investment Proceeds                                                                              0.00

(xv)    Principal Funding Investment Shortfall                                                                             0.00

(xvi)   Available Investor Finance Charge Collections                                                             14,761,091.18

(xxii)  Note  Rate                                     Class A                      6.66000%
                                                       Class B                      6.95000%
                                                       Class C                      7.41250%
-------------------------------------------------------------------------------------------------------------------------------

By:    ____________________________________
Name:  Patricia M. Garvey
Title: Vice President